Exhibit 10.  Second Amended and Restated Stock Option Plan


                        j2 GLOBAL COMMUNICATIONS, INC.

                          SECOND AMENDED AND RESTATED
                            1997 STOCK OPTION PLAN
                            ----------------------


                                   ARTICLE I

                                   PURPOSES
                                   --------

     1.1. Purpose of Plan. The purposes of the j2 Global Communications, Inc.
          ----------------
1997 Stock Option Plan (the "Plan") are to advance the interests of j2 Global Communications, Inc. (the "Company") and its shareholders by providing significant incentives to selected officers, employees, and consultants of the Company who contribute and are expected to contribute to the success of the Company, and to enhance the interest of such officers and employees in the Company's success and progress by providing them with an opportunity to become shareholders of the Company. Further, the Plan is designed to enhance the Company's ability to attract and retain qualified employees necessary for the success and progress of the Company.

                                  ARTICLE II

                                  DEFINITIONS
                                  -----------

     2.1. Definitions.  Certain terms used herein shall have the meaning below
          ------------
stated, subject to the provisions of Section 7.1 hereof.

               (a) "Board" or "Board of Directors" means the Board of Directors of the Company.

               (b) "Code" means the Internal Revenue Code of 1986, as amended.

               (c) "Committee" means either (i) the Board of Directors or (ii) the Compensation Committee of the Board of Directors or such other committee of the Board as shall be appointed by the Board to administer the Plan pursuant to Article VII hereof.

               (d) "Common Stock" means, subject to the provisions of Section 9.3, the authorized common stock of the Company, par value $.01 per share.

               (e) "Company" means j2 Global Communications, Inc.

               (f) "Effective Date" means the date on which the Company's 1997 Stock Option Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

               (g) "Employee" means (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, or (iii) any consultant or other persons to the extent permitted by the instructions to Form S-8 under the Securities Act of 1933, as amended, who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as a consultant shall be considered employment for all purposes under the Plan except the third sentence of Section 4.1.

          (h) "Fair Market Value" means, in respect of a share of Common Stock on any date, the last reported sales price regular way on such date or, in case no such reported sale takes place on such date, the last reported sales price regular way on the day preceding such date on which a reported sale occurred, in either case on the New York Stock Exchange or, if at the time the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange, in the National Association of Securities Dealers Automated Quotations National Market System or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose or, if the Common Stock is not traded over-the-counter, as determined by the Committee using any reasonable valuation method.

          (i) "Grantee" means an Employee who receives a grant of Options or Restricted Stock under the Plan.

          (j) "Incentive Stock Option" means an Option to purchase Common Stock, granted by the Company to an Employee pursuant to Section 5.1 hereof, which meets the requirements of Section 422 of the Code.

          (k) "Nonstatutory Stock Option" means an Option to purchase Common Stock, granted by the Company to an Employee pursuant to Section 5.1 hereof, which does not meet the requirements of Section 422 of the Code or which provides, as of the time the Option is granted, that it will not be treated as an Incentive Stock Option.

          (l) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

          (m) "Option Agreement" means an agreement between the Company and a Grantee evidencing the terms of an Option granted under the Plan.

          (n) "Plan" means the j2 Global Communications, Inc. 1997 Stock Option Plan, as set forth herein and as from time to time amended.

          (o) "Restricted Stock Agreement" means an agreement between the Company and a Grantee evidencing the terms of Restricted Stock awarded under the Plan.

          (p) "Subsidiary" means a subsidiary of the Company within the meaning of Section 424(f) of the Code.


                                  ARTICLE III

               EFFECTIVE DATE OF THE PLAN; RESERVATION OF SHARES
               -------------------------------------------------


     3.1. Effective Date.  The Plan shall become effective as of the Effective
          ---------------
Date.

     3.2. Shares Reserved Under Plan.  The aggregate number of shares of Common
          ---------------------------
Stock which may be issued upon the exercise of Options granted under the Plan and which may be issued in the form of

Restricted Stock shall not exceed 2,000,000 of the authorized shares of Common Stock, all or any part of which may be issued pursuant to Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock grants, or any combination thereof. Shares of Common Stock issued as Restricted Stock or upon the exercise of Options granted under the Plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been reacquired by the Company. The total number of shares authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of
Section 9.3 and to give effect to any amendment adopted pursuant to Article
VIII. If any Option or shares of Restricted Stock granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised (with respect to an Option) or vested (with respect to Restricted Stock) in full, the number of shares as to which such Option was not exercised and the number of shares of Restricted Stock which have not vested shall again be available for purposes of the Plan; provided, however, that, in the case of the cancellation or forfeiture of Restricted Stock with respect to which dividends have been paid or accrued, the number of shares with respect to such Restricted Stock shall not be available for subsequent grants hereunder unless, in the case of shares with respect to which dividends were accrued by unpaid, such dividends are also canceled or forfeited. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                                  ARTICLE IV

                             PARTICIPATION IN PLAN
                             ---------------------

     4.1. Eligibility. Options or Restricted Stock under the Plan may be granted
          ------------
to any key Employee of the Company or a Subsidiary who performs services for the Company or a Subsidiary that the Committee deems to be of special importance to the growth and success of the Company. The Committee shall determine those Employees to whom Options or Restricted Stock shall be granted, the type of Option to be granted to each such person, and, subject to Sections 3.2 hereof, the number of shares of Common Stock subject to each such Option or covered by each such Restricted Stock grant. Only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of Incentive Stock Options.

     4.2. Participation Not Guarantee of Employment or Retention. Nothing in
          -------------------------------------------------------
this Plan or in any Option Agreement or any Restricted Stock Agreement shall in any manner be construed to limit in any way the right of the Company or any Subsidiary to terminate an Employee's employment at any time, without regard to the effect of such termination on any rights such Employee would otherwise have under this Plan, or give any right to an Employee to remain employed by the Company or a Subsidiary thereof in any particular position or at any particular rate of compensation.

                                   ARTICLE V

                GRANT AND EXERCISE OF OPTIONS; RESTRICTED STOCK
                -----------------------------------------------

     5.1. Grant of Options. The Committee may from time to time in its
          -----------------
discretion grant Incentive Stock Options and/or Nonstatutory Stock Options to Employees at any time after the Effective Date. All Options under the Plan shall be granted within ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     5.2. Option Terms.  Options granted under the Plan shall be subject to the
          -------------
following requirements:

               (a) Option Price. The exercise price of each Incentive Stock
                   -------------
     Option shall not be less than the higher of the par value or 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be the amount determined by the Committee as set forth in the applicable Option Agreement, provided that such amount shall not be less than the higher of the par value or 85% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted, provided further that options may only be granted at less than 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date of grant if the discount is expressly in lieu of a reasonable amount of salary or cash bonus, as determined by the Board of Directors or the Committee in its sole discretion. The exercise price of an Option may be subject to adjustment pursuant to Section 9.3 hereof.

          (b) Term of Option. The term during which an Option is exercisable
              ---------------
     shall be that period determined by the Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of 10 years from the date of its grant.

          (c) Nontransferability of Option. No Option granted under the Plan
              -----------------------------
     shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Grantee's lifetime only by him. No transfer of an Option by a Grantee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

          (d) Exercise of Option. Unless the Option Agreement pursuant to which
              -------------------
     an Option is granted provides otherwise, each Option shall become exercisable, on a cumulative basis, with respect to 25% of the aggregate number of the shares of Common Stock covered thereby on the first anniversary of the date of grant and with respect to an additional 25% of the shares of Common Stock covered thereby on each of the next three (3) succeeding anniversaries of the date of grant; provided, however, the
                                                    --------
     Committee may establish a different vesting schedule for any optionee or group of optionees. Any portion of an Option which has become exercisable shall remain exercisable until it is exercised in full or terminates pursuant to the terms of the Plan or the Option Agreement pursuant to which it is granted.

          (e) Acceleration of Exercise on Change of Control. Notwithstanding the
              ----------------------------------------------
     provisions of paragraph (d) of this Section or any other restrictions limiting the number of shares of Common Stock as to which an Option may be exercised, each Option shall become immediately exercisable in full upon and simultaneously with any "Change of Control" of the Company unless the Board determines that the optionee has been offered substantially identical replacement options and a comparable position at any acquiring company. For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

                    (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any employee benefit plan sponsored by the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                    (ii) during any period of two consecutive years individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or
          (iv) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For the purposes of this subsection (iv), "substantially all" of the Company's assets shall mean assets for which the price or consideration upon sale or disposition equals or exceeds seventy-five percent (75%) or more of the fair market value of the Company.

     (f) Incentive Stock Options Granted to Ten Percent Shareholders. No
         -----------------------------------------------------------
Incentive Stock Options shall be granted to any Employee who owns, directly or indirectly within the mean of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Incentive Stock Option is granted, the exercise price of the Incentive Stock Option is at least 110% of the Fair Market Value of the Common Stock subject to such Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (g) Limitation on Incentive Stock Options. To the extent that the aggregate
         -------------------------------------
Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted and the Fair Market Value of the Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

     5.3. Payment of Exercise Price and Delivery of Shares.
          -------------------------------------------------

     (a) Notice and Payment for Shares. Each Option shall be exercised by
         -----------------------------
delivery of a written notice to the Company in such form as the Committee shall approve stating the number of the whole shares of Common Stock as to which the Option is being exercised and accompanied by payment therefor. No Option shall be deemed exercised in the event that payment therefor is not received and shares of Common Stock shall not be issued upon the exercise of an Option unless the exercise price is paid in full. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made by (i) cash, (ii) certified check payable to the order of the Company, (iii) outstanding shares of Common Stock duly endorsed to the Company (which shares of Common Stock shall be valued at their Fair Market Value as of the day preceding the date of such exercise), (iv) any combination of the foregoing, or (v) such other method of payment as may be provided in the applicable Option Agreement.

     (b) Rights of Grantee in Stock.  Neither any Grantee nor the legal
         --------------------------
representatives, heirs, legatees or distributees of any Grantee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such shares are issued to him or them and such person or persons have received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Grantee or the legal representatives, heirs, legatees or distributees of such Grantee shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of this Plan.

     5.4. Restricted Stock. The Committee may from time to time in its
          ----------------
discretion grant award shares of Restricted Stock to Employees at any time after the Effective Date. Each award of Restricted Stock under the Plan shall be evidenced by a written Restricted Stock Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish:

     (a) Number of Shares. Each Restricted Stock Agreement shall state the
         ----------------
number of shares of Restricted Stock to be subject to an award.

     (b) Restrictions. Shares of Restricted Stock may not be sold, assigned,
         ------------
transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the "Restricted Period"). The Committee may also impose such other restrictions and conditions on the shares as it deems appropriate including the satisfaction of performance criteria. Certificates for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

     (c) Forfeiture. Subject to such exceptions as may be determined by the
         ----------
Committee, if the Grantee's continuous employment with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Section 5.4(e) hereof) shall thereupon be forfeited by the Grantee and transferred to, and reacquired by, the Company or a Subsidiary at no cost to the Company or Subsidiary.

     (d) Ownership. During the Restricted Period the Grantee shall possess all
         ---------
incidents of ownership of such shares, subject to Section 5.4(b) hereof, including the right to receive dividends with respect to such shares and to vote such shares.

     (e) Accelerated Lapse of Restrictions. The Committee shall have the
         ---------------------------------
authority (and the Restricted Stock Agreement may, but need not, so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

     (f) Accelerated Lapse of Restrictions on Change of Control.
         ------------------------------------------------------
Notwithstanding anything else provided in this Agreement, all outstanding restrictions on each share of Restricted Stock shall immediately be canceled in full upon and simultaneously with any "Change of Control" of the Company unless the Board determines that the Grantee has been offered substantially identical replacement restricted stock and a comparable position at any acquiring company.

                                  ARTICLE VI

                             TERMINATION AND DEATH
                             ---------------------

     6.1. Termination Other Than by Death or for Cause. If a Grantee's position
          --------------------------------------------
as an Employee of the Company or a Subsidiary terminates for any reason other than death or for Cause (as defined in Section 6.2) he may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted and vested within three months after the date of such termination, but in no event later than the date on which the Option would have expired in accordance with its terms. To the extent the Option is not so exercised, it shall expire at the end of such three-month period.

     6.2. Termination for Cause.  If a Grantee's position as an Employee of the
          ----------------------
Company or a Subsidiary is terminated for Cause, any Option theretofore granted to him shall expire and cease to be exercisable on the date notice of such termination is delivered to the Grantee. "Cause" shall mean (a) the willful and continued failure by a Grantee to substantially perform his duties with the Company (other than any such failure resulting from his incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Grantee by the Board, which demand specifically identifies the manner in which the Board believes that the Grantee has not substantially performed his duties, or (b) the willful engaging by the Grantee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Section 6.2, no act, or failure to act, shall be deemed "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that such action or omission was in the best interest of the Company.

     6.3. Death. If a Grantee dies (i) while he is an Employee of the Company or
          -----
a Subsidiary or (ii) during the three-month period after the termination of his position as an Employee of the Company or a Subsidiary, and at the time of his death the Grantee was entitled to exercise an Option theretofore granted to him, such Option shall, unless the applicable Option Agreement provides otherwise, expire one year after the date of his death, but in no event later than the date on which the Option would have expired if the Grantee had lived. During such one-year period the Option may be exercised by the Grantee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Grantee by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option at the date of his death and, to the extent the Option is not so exercised, it shall expire at the end of such one-year period.

                                  ARTICLE VII

                            ADMINISTRATION OF PLAN
                            ----------------------

     7.1. Administration.  The Plan shall be administered by the Compensation
          ---------------
Committee of the Board of Directors or such other committee as may be appointed by the Board of Directors of the Company, which Committee shall consist of not less than two members, all of whom are members of the Board of Directors. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority (i) to interpret the Plan and each of the Option Agreements and Restricted Stock Agreements, (ii) to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, (iii) to make all determinations necessary or advisable for the administration of the Plan and (iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreement or any Restricted Stock Agreement. The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, the Company, the shareholders of the Company, the Committee, and each of the members thereof, Employees and their respective successors in interest.

     7.2. Liability. No member of the Committee shall be liable for anything
          ---------
done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or gross negligence. The Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under the Plan at the Company's expense.

     7.3. Determinations.  In making its determinations concerning the key
          ---------------
Employees who shall receive Options or Restricted Stock as well as the number of shares to be covered by such Options or to be issued and the time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by such key Employees, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The Committee shall determine the form of Option Agreements and Restricted Stock Agreements under the Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of the Plan. The Committee may waive any provisions of any Option Agreement or any Restricted Stock Agreement, provided such waiver is not inconsistent with the terms of the Plan as then in effect. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

                                 ARTICLE VIII

                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------

     8.1. Amendment of Plan.
          ------------------

     (a) Generally. The Board of Directors may amend the Plan at any time and
         ---------
from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the Grantee. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     (b) Amendments Relating to Incentive Stock Options. To the extent
         ----------------------------------------------
applicable, the Plan is intended to permit the issuance of Incentive Stock Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to paragraph 8.1(a) above, the Plan, Option Agreements, and Restricted Stock Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Incentive Stock Options previously granted, if such amendment or modification is necessary for the Plan and Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

     8.2. Termination. The Board may at any time terminate the Plan as of any
          -----------
date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on November 11, 2007. No Options may be granted after the Plan has terminated, but the Committee shall continue to supervise the administration of Options previously granted.


                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     9.1. Restrictions upon Grant of Options.  If the listing upon any stock
          -----------------------------------
exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be issued on the exercise of Options granted under this Plan (whether to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of Grantees receiving such shares) should be or become necessary or desirable, the Board in its sole discretion may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its best efforts to effect any such listing, registration or qualification, provided, however, that the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933 other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

     9.2. Restrictions upon Resale of Unregistered Stock.  Each Grantee shall,
          -----------------------------------------------
if the Company deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Grantee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under said Act, (ii) that such Grantee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof, and (iii) to such other customary matters as the Company may request. In such case, no shares of Common Stock shall be issued to such Grantee unless such Grantee provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.

     9.3. Adjustments.
          ------------

     (a) General. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in shares of Common Stock, a declaration of a dividend payable in a form other than shares in an amount that has a material effect on the value of shares of Common Stock, a combination or consolidation of the outstanding Common Stock into a lesser number of shares of Common Stock, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of shares of Common Stock available for future grants of Options or Restricted Stock under Section 3.2, (ii) the number of shares of Common Stock covered by each outstanding Option or by each outstanding grant of Restricted Stock, or (iii) the exercise price of each outstanding Option.

     (b) Reorganizations. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization.

     (c) Reservation of Rights. Except as provided in this Section 9.3, a Grantee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to an Option. The grant of Option Shares pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     9.4. Withholding of Taxes; Tax Elections.
          ------------------------------------

     (a) Each Grantee who exercises a Nonstatutory Stock Option and each Grantee who holds

Restricted Stock that has vested shall agree that no later than the date of exercise or receipt of shares of Common Stock pursuant to such Option and no later than the date such Restricted Stock vests (in whole or in part) he will pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the transfer to him or vesting in him of such shares of Common Stock.

     (b) The applicable Option Agreement or Restricted Stock Agreement may provide that a Grantee may satisfy, in whole or in part, the requirements of paragraph (a):

            (i) by delivery of shares of Common Stock owned by the Grantee for at least six months (or such shorter or longer period as the Committee may approve) having a Fair Market Value (determined as of the date of such delivery) equal to all or part of the amount to be so withheld, or

            (ii) by electing to have the Company withhold the requisite number of shares from shares otherwise deliverable pursuant to the exercise of the Option or vesting of Restricted Stock giving rise to the tax withholding obligation provided, however, that

                    (A) the Grantee's election and the withholding pursuant
            thereto take effect during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of the Company's sales and earnings and ending on the twelfth business day following such date, and six months have elapsed since the date the Option or Restricted Stock was granted, or

                    (B) such election was irrevocably made by the Grantee and
            filed with the Committee in writing at least six months in advance of the date on which such withholding occurs.

The Committee may require, as a condition of accepting any such delivery of Common Stock or any such election by the Grantee, that the Grantee furnish to the Company an opinion of counsel to the effect that such delivery or election will not result in the Grantee incurring any liability under Section 16(b) of the Securities Exchange Act of 1934, as amended.

     (c) If the Grantee, in connection with the acquisition of shares of Common Stock under the Plan, is permitted under the terms of his Option Agreement or Restricted Stock Agreement to make the election permitted under Section 83(b) of the Code (i.e. an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and if the Grantee makes such election, the Grantee shall submit to the Company a copy of the notice filed by the Grantee with the Internal Revenue Service within ten (10) days of filing such notice, and shall pay, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld as a result of such election, all in accordance with the provisions of clauses (a) and (b) of this section 9.4.

     9.5. Use of Proceeds. The proceeds from the sale of Common Stock pursuant
          ---------------
to Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

     9.6. Substitution of Options.
          ------------------------

     (a) The Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

     (b) Options may be granted under this Plan in substitution for options held by individuals who are employees of another corporation and who become Employees of the Company or any Subsidiary of the Company eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, reorganization or similar event. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Committee in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the options in substitution for which they are granted.

     9.7. Notices.  Any notice required or permitted hereunder shall be
          --------
sufficiently given only if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its principal place of business, and to the Grantee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

     9.8. Governing Law.  The Plan and all determinations made and actions taken
          --------------
hereunder, to the extent not otherwise governed by the Code or the laws of the Untied States of America, shall be governed by the laws of the State of California and construed accordingly.